Exhibit 10.8

THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is entered into as of [_______], 2021, by and among USA Acquisition Corp., a Delaware corporation (the “Company”), USA Sponsor Acquisition LLC, a Delaware limited liability company (the “Sponsor”), and [APOLLO ENTITY] (the “Purchaser”).

RECITALS

WHEREAS, the Company was incorporated for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “Business Combination”);

WHEREAS, the Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (the “Registration Statement”) for its initial public offering (“IPO”) of units (the “Public Units”), at a price of $10.00 per Public Unit, each Public Unit comprised of one share of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”, and the shares of Class A Common Stock included in the Public Units, the “Public Shares”), and one-half of one redeemable warrant, where each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to adjustments as described in the Registration Statement and the accompanying prospectus (the “Warrants”, and the Warrants included in the Public Units, the “Public Warrants”);

WHEREAS, proceeds from the IPO and the sale of the Private Placement Warrants (as defined below) in an aggregate amount equal to the aggregate gross proceeds from the IPO will be deposited into a trust account for the benefit of the holders of the Public Shares (the “Trust Account”), as described in the Registration Statement;

WHEREAS, following the closing of the IPO (the “IPO Closing”), the Company will seek to identify and consummate a Business Combination;

WHEREAS, in connection with the IPO, the Sponsor and the Purchaser will purchase, in a private placement that will close simultaneously with the IPO Closing, private placement warrants (the “Private Placement Warrants”) for a purchase price of $1.00 per Private Placement Warrant;

WHEREAS, the parties wish to enter into this Agreement, pursuant to which the Purchaser shall (i) subscribe for and purchase from the Company, Private Placement Warrants (the “Subscribed Securities”) at the IPO Closing and (ii) receive from the Company, in connection with the purchase of Private Placement Warrants and Public Units at the IPO Closing, shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock” or “Founder Shares” and collectively with the Class A Common Stock, the “Common Stock”), and additional Private Placement Warrants at the IPO Closing for no additional consideration, as further described herein;

WHEREAS, the Company and the Sponsor have entered into or intend to concurrently with this Agreement enter into agreements (collectively, the “Subscription Agreements”) in the form of this Agreement with certain affiliates of the Purchaser (together with the Purchaser, the “Subscribing Parties”) for the purchase of Founder Shares and Private Placement Warrants set forth therein; and

WHEREAS, the Company, the Sponsor and the Subscribing Parties intend for the purchase of Founder Shares and Private Placement Warrants as set forth herein to be made pursuant to Section 4(a)(1) and Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), respectively.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.            Sale and Purchase.

(a)            Securities.

(i)       Subject to the terms and conditions hereof, the Purchaser hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company agrees to issue and sell to the Purchaser, the number of Private Placement Warrants set forth on Schedule A hereto for the aggregate purchase price set forth on Schedule A hereto (the “Initial Purchase Price”).

(ii)      The Purchaser acknowledges that the Subscribed Securities, the Additional Securities (as defined below), and any securities of the Company that may be distributed to the Purchaser on account of the Subscribed Securities or the Additional Securities (such securities, together with the Subscribed Securities and the Additional Securities, the “Securities”), will be subject to restrictions on transfer as set forth in this Agreement.

(iii)     The Company shall notify the Purchaser in writing of the anticipated date of the effectiveness of the Registration Statement (the “Effective Date”) at least three (3) Business Days (as defined below) prior to the Effective Date, and the Purchaser shall remit the Initial Purchase Price to the Company’s transfer agent (to be held in escrow pending the IPO Closing), by wire transfer of immediately available funds or other means approved by the Company and the Purchaser, on the date that is one (1) Business Day prior to the Effective Date, or such other date as the Company and the Purchaser may agree upon in writing; provided, however, that if the actual number of Public Units offered and sold in the IPO is less than 15,000,000 (assuming a price per Public Unit of $10.00), then the Purchaser shall not be obligated to remit the Initial Purchase Price as set forth in Section 1(a)(i) and any of the Purchaser, the Company or the Sponsor may in its sole discretion terminate this Agreement which shall be of no further force or effect. As used herein, “Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the City of New York, New York. If the IPO Closing has not occurred by the date that is seven (7) Business Days after the date on which the Purchaser remitted the Initial Purchase Price to the Company’s transfer agent, then, unless the Purchaser otherwise agrees in writing, the Company will promptly cause its transfer agent to return the Initial Purchase Price to the Purchaser. If the IPO Closing has not occurred by [•], 2021, this Agreement shall terminate and be of no further force or effect.

(iv)     It is currently contemplated that the IPO will raise $150,000,000 in gross proceeds (excluding exercise of the underwriter’s option to purchase additional units in connection with the IPO (the “Over-allotment Option”)). The Purchaser and the Company agree that if the size of the IPO is increased, the number of Private Placement Warrants to be purchased hereunder shall be adjusted on a pro rata basis; provided, however, that in the event the IPO is contemplated to raise more than $207,000,000, then the Purchaser shall not be obligated to remit the Initial Purchase Price as set forth in Section 1(a)(i)  and any of the Purchaser, the Company or the Sponsor may in its sole discretion terminate this Agreement which shall be of no further force or effect.

(v)      In the event that the underwriters’ over-allotment option in connection with the IPO (the “Over-allotment Option”) is exercised, the Purchaser agrees to purchase such additional Private Placement Warrants as indicated on Schedule A at the price per Private Placement Warrant set forth on Schedule A. The Company shall notify the Purchaser in writing of the anticipated date of each closing of the exercise of the Over-allotment Option, if any (each, an “Over-allotment Closing”), at least two (2) Business Days prior to such Over-allotment Closing (or, in the event that such Over-allotment Closing is to occur simultaneously with the IPO Closing, as promptly as practicable), and the Purchaser shall pay the purchase price for the Private Placement Warrants to be purchased in connection with such Over-allotment Closing (in the aggregate and together with the Initial Purchase Price, the “Purchase Price”) by wire transfer of immediately available funds or other means approved by the Company and the Purchaser on that date that is one (1) Business Day prior to such Over-allotment Closing (to be held in escrow pending such Over-allotment Closing), or such other date as the Company and the Purchaser may agree upon in writing. If the Over-allotment Closing has not occurred by the date that is seven (7) Business Days after the date on which the Purchaser remitted purchase price for the Private Placement Warrants to be purchased in connection with such Over-allotment Closing, then, unless the Purchaser otherwise agrees in writing, the Company will promptly cause its transfer agent to return such amounts to the Purchaser.

(vi)     On the date of the IPO Closing, the Company shall issue to the Purchaser the number of Private Placement Warrants as set forth on Schedule A hereto (without including any additional Private Placement Warrants to be purchased in the event that the Over-allotment Option is exercised). On the date of each Over-allotment Closing, if any, the Company shall issue to Purchaser the number of Private Placement Warrants to be purchased in the event of each such Over-allotment Closing as set forth on Schedule A.

(b)            Additional Securities. On the date of the IPO Closing, the Company shall issue to the Purchaser the number of additional Private Placement Warrants and the number of Founder Shares as indicated on Schedule B for no consideration. In the event the Over-allotment Option is exercised, the number of such securities to be issued shall be increased so that the Private Placement Warrants to be issued pursuant to this Section 1(b) shall represent 5% of all Private Placement Warrants to be issued and outstanding and the Founder Shares to be issued pursuant to this Section 1(b) shall represent 10% of all Founder Shares to be issued and outstanding. The additional Private Placement Warrants and Founder Shares to be issued pursuant to this Section 1(b) are collectively referred to as the “Additional Securities”. Prior to the issuance of the Additional Securities to the Purchaser pursuant to this Section 1(b), the Sponsor shall transfer (or forfeit) a corresponding amount of such Additional Securities to the Company. For U.S. federal income tax purposes, the Purchaser, the Sponsor and the Company intend to treat the issuance of Additional Securities by the Company to the Purchaser as being made in connection with the purchase of the Subscribed Securities and the Public Units on the date of the IPO Closing. Consistent with such treatment, the parties intend for the acquisition of the Additional Securities, the Subscribed Securities and the Public Units to be treated as the acquisition of an investment unit consisting of such securities on the date of the IPO Closing.

(c)            Closing Conditions. The Purchaser’s obligation to purchase the Private Placement Warrants hereunder and the Company’s obligation to sell the Private Placement Warrants and to issue the Additional Securities to the Purchaser is conditioned upon satisfaction of the following conditions precedent (any or all of which may be waived by the Company, the Sponsor and the Purchaser in its sole discretion with respect to the other parties’ conditions):

(i)       On the IPO Closing or an Over-allotment Closing, as applicable, no legal, administrative or regulatory action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement;

(ii)      The representations and warranties of the Company, the Sponsor and the Purchaser contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the IPO Closing or Over-allotment Closing, as applicable, as if made on the date of such closing (other than the representations and warranties set forth in Sections 4(b) and 4(h), which shall be true and correct as of the date hereof and the IPO Closing, respectively); and

(iii)     In the case of the Company and the Sponsor, each Subscribing Party other than the Purchaser shall have on the IPO Closing or Over-allotment Closing, as applicable, concurrently consummated its subscription under its Subscription Agreement.

(d)            Delivery of Securities.

(i)       The Company shall register the Purchaser as the owner of the Subscribed Securities and the Additional Securities with the Company’s transfer agent by book entry upon the purchase thereof (provided that prior to the Company’s appointment of a transfer agent it shall register the Purchaser as the owner of such securities in the Company’s share and/or warrant ledger upon the purchase thereof).

(ii)      Each register and book-entry for the Securities shall contain a notation, and each certificate (if any) evidencing the Securities shall be stamped or otherwise imprinted with a legend (in addition to any other required legends, as applicable), in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL (WHICH THE COMPANY MAY WAIVE), IS AVAILABLE.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SET FORTH IN A SUBSCRIPTION AGREEMENT BY AND AMONG THE HOLDER AND THE OTHER PARTIES THERETO. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.”

(e)            Legend Removal. Following the expiration of the transfer restrictions set forth in Section 6(a), if the Securities are eligible to be sold without restriction under, and without the Company being in compliance with the current public information requirements of, Rule 144 under the Securities Act, or if they are registered for resale under the Securities Act pursuant to a shelf registration statement, then at the Purchaser’s written request, the Company will use commercially reasonable efforts to cause the Company’s transfer agent to remove the legend set forth in Section 1(d)(ii), subject to compliance by the Purchaser with the reasonable and customary procedures for such removal required by the Company or its transfer agent. In connection therewith, if required by the Company’s transfer agent, the Company will promptly cause an opinion of counsel to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent that authorize and direct the transfer agent to issue such Securities without any such legend.

(f)             Registration Rights. On the Effective Date, the Company shall enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Sponsor, the Subscribing Parties and certain other parties thereto, in substantially the form provided to the Purchaser prior to the date hereof. The Registration Rights Agreement shall provide the Purchaser with registration rights with respect to the Subscribed Securities and Additional Securities that are no less favorable to the Purchaser than the registration rights of the Sponsor set forth therein.

2.            Potential Forfeiture.

(a)            If (i)(x) the Purchaser, the Subscribing Parties and their affiliates do not beneficially own or hold, directly or indirectly, at least 9.999% of the Public Shares (the “Anchor Threshold”) either as of the date of the vote by the Company’s stockholders to approve the Business Combination or as of the Business Day immediately prior to the Business Combination Closing (as defined below) or (y) the Purchaser redeems all or a portion of its Public Shares in connection with the Business Combination that results in the Purchaser, the Subscribing Parties and their affiliates collectively owning less than the Anchor Threshold and (ii) the Purchaser does not either (x) at the Business Combination Closing, purchase Units for $25.0 million of Aggregate Purchase Price (each as defined in that certain Forward Purchase Agreement, entered into as of [DATE], by and between the Company and the Purchaser (the “Forward Purchase Agreement”) (for reasons other than those described in Section 1 of the Forward Purchase Agreement) pursuant to the Forward Purchase Agreement, or (y) execute an alternative financing in connection with the Business Combination (as described in Section 1(d) of the Forward Purchase Agreement) under terms mutually agreed upon by the Purchaser, the Company and the Sponsor, then the [Sponsor] shall have the right at its sole discretion to repurchase the Purchaser’s Private Placement Warrants for 50% of the Purchase Price within the thirty (30) days following the Business Combination Closing (the “Repurchase Right”); provided that in the event that Edward R. Smith and Wayne Kawarabayashi both no longer serve as the Chief Executive Officer and Chief Financial Officer, respectively, of the Company as of the Business Day immediately prior to the Business Combination Closing, the Sponsor shall forfeit the Repurchase Right. The Purchaser shall take all actions as may be reasonably necessary to consummate any transfer and/or sale of the Private Placement Warrants and Founder Shares contemplated by this Section 2(a), including entering into agreements and delivering certificates, instruments and consents as may be deemed by the Company to be necessary or appropriate (which shall not require the Purchaser to make any representations other than as to its clear title to the applicable Private Placement Warrants and Founder Shares and its power and authorization to effect the transactions contemplated by the applicable agreement or other instrument).

(b)            The Purchaser agrees that if, in order to facilitate a Business Combination, the Sponsor decides (i) to forfeit, transfer to a third person, exchange, subject to transfer, vesting or conditional forfeiture provisions or amend the terms of all or any portion of the Founder Shares or (ii) to enter into any other arrangements with respect to the Founder Shares (including, without limitation, a transfer of the Sponsor’s membership interests representing an interest in any of the foregoing), including voting in favor of any amendment to the terms of the Founder Shares (each, a “Change in Investment”), such Change in Investment shall apply pro rata to the Purchaser, the Sponsor and the other holders, if any (other than the independent directors of the Company), based on the relative number of Founder Shares to be held by each on the Business Combination Closing. The Purchaser agrees to take all steps and execute all such agreements as may be necessary or reasonably requested by the Sponsor to effectuate such Change in Investment on substantially the same terms and conditions as applicable to the Sponsor. For the avoidance of doubt, no Change in Investment shall result in the Purchaser having to forfeit or transfer any Private Placement Warrants.

3.            Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows, as of the date hereof:

(a)            Organization and Power. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b)            Authorization. The Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Purchaser, will constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)            Governmental Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Purchaser in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable securities laws, rules or regulations.

(d)            Compliance with Other Instruments. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated by this Agreement will not result in any violation or default (i) under any provisions of its organizational documents, (ii) under any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) under any provision of federal or state statute, rule or regulation applicable to the Purchaser, in each case (other than clause (i)), which would have a material adverse effect on the Purchaser’s ability to consummate the transactions contemplated by this Agreement.

(e)            Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of any state or federal securities laws, and that the Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same in violation of law. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person (other than the Company) to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Securities. For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or any government or any department or agency thereof.

(f)            Disclosure of Information. The Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Securities, as well as the terms of the Company’s proposed IPO, with the Company’s management.

(g)            Restricted Securities. The Purchaser understands that the offer and sale of the Securities to the Purchaser has not been and will not be registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities except pursuant to the Registration Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy. The Purchaser acknowledges that the Company has filed the Registration Statement for its proposed IPO. The Purchaser understands that the offering of Securities and transactions contemplated hereunder are not and are not intended to be part of the IPO, and that the Purchaser will not be able to rely on the protection of Section 11 of the Securities Act with respect to its purchase of Securities hereunder.

(h)            No Public Market. The Purchaser understands that no public market now exists for the Securities, and that the Company has not made any assurances that a public market will ever exist for the Securities.

(i)            High Degree of Risk. The Purchaser understands that the purchase of the Subscribed Securities involves a high degree of risk which could cause the Purchaser to lose all or part of its investment.

(j)            Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(k)            No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (i) to its knowledge, engaged in any general solicitation or (ii) published any advertisement in connection with the offer and sale of the Securities.

(l)            Place of Investment Decision. The Purchaser’s investment decision was made in the office or offices located at the address of the Purchaser set forth on the signature page hereof.

(m)            Adequacy of Financing.  The Purchaser will, when such funds are due hereunder, have sufficient funds to satisfy its obligations under this Agreement.

(n)            No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 3 and in any certificate or agreement delivered pursuant hereto, none of the Purchaser nor any person acting on behalf of the Purchaser nor any of the Purchaser’s affiliates (the “Purchaser Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Purchaser and this offering, and the Purchaser Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Company and the Sponsor in Section 4 and Section 5 of this Agreement, respectively, and in any certificate or agreement delivered pursuant hereto, the Purchaser Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Company, any person on behalf of the Company or any of the Company’s affiliates (collectively, the “Company Parties”) or by the Sponsor, any person on behalf of the Sponsor or any of the Sponsor’s affiliates (collectively, the “Sponsor Parties”) with respect to the transactions contemplated hereby.

4.            Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants to the Purchaser as follows:

(a)            Organization and Corporate Power. The Company is incorporated and validly existing and in good standing as a corporation under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b)            Capitalization. The authorized share capital of the Company comprises, as of the date hereof:

(i)       200,000,000 shares of Class A Common Stock, none of which are issued and outstanding;

(ii)      20,000,000 shares of Class B Common Stock, 4,312,500 of which are issued and outstanding and held by the Sponsor. All of the outstanding shares of Class B Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(iii)     1,000,000 shares of preferred stock, none of which is issued and outstanding.

(c)            Authorization. All corporate action required to be taken by the Company’s Board of Directors and stockholders in order to authorize the Company to enter into this Agreement, and to issue the Subscribed Securities and Additional Securities, has been taken on or prior to the date hereof. All action on the part of the stockholders, directors and officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement, and the issuance and delivery of the Subscribed Securities and Additional Securities has been taken on or prior to the date hereof. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws of general application relating to or affecting the enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(d)            Valid Issuance of Securities.

(i)       The Subscribed Securities and Additional Securities, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued and fully paid, as applicable, and free of all preemptive or similar rights, taxes, liens, encumbrances and charges with respect to the issue thereof and restrictions on transfer other than restrictions on transfer specified under this Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by the Purchaser. Assuming the accuracy of the representations of the Purchaser in this Agreement and subject to the filings described in Section 4(f) below, the Subscribed Securities and Additional Securities will be issued in compliance with all applicable federal and state securities laws, rules and regulations.

(ii)      The Founder Shares to be issued to the Purchaser will not subject the Purchaser to personal liability upon its acquisition of such Founder Shares by reason of being a holder of such Founder Shares.

(iii)     No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

(e)            IPO. The offers and sales of securities in the IPO will be made pursuant to an effective Registration Statement and otherwise in compliance with the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws, rules and regulations.

(f)            Governmental Consents and Filings. Assuming the accuracy of the representations made by the Purchaser in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Regulation D of the Securities Act and applicable state securities laws, if any.

(g)            Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any violation or default (i) under any provisions of the certificate of incorporation, bylaws or other governing documents of the Company, (ii) under any instrument, judgment, order, writ or decree to which the Company is a party or by which it is bound, (iii) under any note, indenture or mortgage to which the Company is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which the Company is a party or by which it is bound or (v) under any provision of federal or state statute, rule or regulation applicable to the Company, in each case (other than clause (i)) which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(h)            Operations. As of the date hereof, the Company has not conducted, and prior to the IPO Closing the Company will not conduct, any operations other than organizational activities and activities in connection with offerings of the Securities.

(i)            Foreign Corrupt Practices. Neither the Company, nor any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(j)            Compliance with Anti-Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act of 2001 and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(k)            Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company’s officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such.

(l)            No General Solicitation. Neither the Company nor any of its officers, directors, employees, agents or stockholders has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation or (ii) published any advertisement in connection with the offer and sale of the Subscribed Securities or Additional Securities.

(m)            Non-Public Information. The Company represents and warrants that none of the information conveyed to the Purchaser in connection with the transactions contemplated by this Agreement will constitute material non-public information of the Company upon the effectiveness of the Registration Statement.

(n)            No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 4 and in any certificate or agreement delivered pursuant hereto, none of the Company Parties has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company or the offering of Securities hereunder, and the Company Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Purchaser in Section 3 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Company Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Purchaser Parties.

5.            Representations, Warranties and Covenants of the Sponsor. The Sponsor represents, warrants and covenants as follows:

(a)            Organization and Power. The Sponsor is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b)            Authorization. The Sponsor has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Sponsor, will constitute the valid and legally binding obligation of the Sponsor, enforceable against the Sponsor in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c)            No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 5 and in any certificate or agreement delivered pursuant hereto, none of the Sponsor Parties has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Sponsor or the offering of Securities hereunder, and the Sponsor Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Purchaser in Section 3 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Sponsor Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Purchaser Parties.

6.            Additional Agreements and Acknowledgements of the Purchaser.

(a)            Transfer Restrictions.  The Purchaser agrees that, except for Transfers (as defined below) to third parties required pursuant to Section 2 above, it shall not Transfer (i) any Founder Shares (or any shares of Class A common stock issuable upon conversion thereof) until the earlier of (A) one year after the completion of the Business Combination (the “Business Combination Closing”) or (B) subsequent to the Business Combination Closing, (x) if the last sale price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination Closing or (y) the date on which the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Class A Common Stock for cash, securities or other property (such period, the “Founder Shares Lock-up Period”) or (ii) any Private Placement Warrants (or shares of Common Stock issued or issuable upon the exercise of the Private Placement Warrants) until 30 days after the Business Combination Closing (such period, the “Private Placement Warrants Lock-up Period” and together with the Founder Shares Lock-up Period, the “Lock-up Periods”). Notwithstanding the provisions set forth above in this Section 6(a), Transfers of the Securities are permitted (i) to the Company’s officers or directors, any affiliates or family members of any of the Company’s officers or directors, any members or partners of the Sponsor or their affiliates (including members of the Sponsor’s members), any affiliates of the Sponsor, or any employees of such affiliates; (ii) in the case of an individual, by gift to a member of such person’s immediate family or to a trust, the beneficiary of which is a member of such person’s immediate family, an affiliate of such person or to a charitable organization; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of such person; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) by private sales or transfers made in connection with the consummation of a Business Combination at prices no greater than the price at which the Private Placement Warrants or shares of Class A Common Stock, as applicable, were originally purchased; (vi)  by virtue of the laws of the State of Delaware or the Sponsor’s, or the Purchaser’s organizational documents upon liquidation or dissolution of the Sponsor or the Purchaser, as applicable; (vii) to the Company for no value for cancellation in connection with the consummation of the Business Combination; (viii) in the event of the Company’s liquidation prior to its consummation of the Business Combination; (ix) in the event of the Company’s completion of a liquidation, merger, capital stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their Common Sstock for cash, securities or other property subsequent to the completion of the Business Combination; or (x) to the Purchaser’s affiliates, to any investment fund or other entity controlled or managed by the Purchaser, or to any investment manager or investment advisor of the Purchaser or an affiliate of any such investment manager or investment advisor or to any investment fund or other entity controlled or managed by such persons (each of the foregoing, a “Permitted Transferee”); provided, however, that in the case of clauses (i) through (vi) and (x) these Permitted Transferees must enter into a written agreement with the Company agreeing to be bound by the transfer restrictions herein and the other restrictions contained in this Agreement (including provisions relating to voting, the Trust Account and liquidating distributions). Notwithstanding the foregoing, (i) in the event the foregoing transfer restrictions relating to the Founder Shares or Private Placement Warrants (or the Class A Common Stock to which such securities relate) are changed as applicable to the Sponsor or any other holder of Founder Shares or Private Placement Warrants between the time this Agreement is executed and the consummation of the IPO, the foregoing transfer restrictions shall be deemed replaced and superseded by the actual transfer restrictions imposed on such securities in effect at the consummation of the IPO and (ii) in the event the Sponsor or any of its affiliates are no longer subjected to the foregoing transfer restrictions with respect to such securities at any time, then the Purchaser’s corresponding Securities shall also no longer be subjected to such restrictions to the extent the Sponsor or its affiliates are no longer subjected to such restrictions and in proportionate amount commensurate with its relative ownership of the Founder Shares and Private Placement Warrants (or any securities into which they have been converted). As used in this Agreement, “Transfer” shall mean the (x) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission promulgated thereunder with respect to, any of the Securities; (y) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Securities, whether any such transaction is to be settled by delivery of such Securities, in cash or otherwise, or (z) public announcement of any intention to effect any transaction specified in clause (x) or (y) (and “Transferee” shall have a corresponding meaning); provided further, that this Section 6(a) shall not prohibit the Purchaser from effecting a Short Sale (as defined below) with securities that do not constitute “Securities” under this Agreement.

(b)            Trust Account. The Purchaser hereby acknowledges that it is aware that the Company will establish the Trust Account for the benefit of its public stockholders upon the IPO Closing. The Purchaser hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it. In the event the Purchaser has any Claim against the Company under this Agreement, the Purchaser shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, the Purchaser may have in respect of any Public Shares held by it.

(c)            Short Sales. Other than the restrictions on transfer pursuant to the Securities Act and set forth in Section 6(a), the Purchaser shall not be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to offer, sell, pledge, contract to sell, sell any option, engage in hedging activities or execute any “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act with respect to the Securities.

(d)            Use of Purchaser’s Name. Neither the Company nor the Sponsor will, without the written consent of the Purchaser in each instance (which consent shall not be unreasonably withheld, conditioned or delayed), use in advertising, publicity or otherwise the name of the Purchaser or any of its affiliates, or any director, officer or employee of the Purchaser, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by the Purchaser or its affiliates or any information relating to the business or operations of the Purchaser or its affiliates (including, for the avoidance of doubt, any investment vehicles, funds or accounts managed thereby). Notwithstanding the foregoing, the Company may disclose (i) the Purchaser’s name and information concerning the Purchaser (A) to the extent required by law, regulation or regulatory request, including in the Registration Statement or (B) to the Company’s lawyers, independent accountants and to other advisors and service providers who reasonably require the Purchaser’s information in connection with the provision of services to the Company, are advised of the confidential nature of such information and are obligated to keep such information confidential, and (ii) the Purchaser’s name and the terms of this Agreement to the other Subscription Parties. The Company and the Sponsor agree to provide to the Purchaser for the Purchaser’s review any disclosure in any registration statement, proxy statement or other document in advance of the submission, filing or disclosure of such document in connection with the transactions contemplated by this Agreement with respect to the Purchaser or any of its affiliates, and will not make any such submission, filing or disclosure without including any revisions reasonably requested in writing by the Purchaser or to the extent the Purchaser has a good faith objection to such submission, filing or disclosure.

(e)            Standstill. The Purchaser hereby agrees that it shall not transfer, assign or sell any of its Public Shares acquired in the IPO until the earlier of (i) 30 days after the initial announcement of the Business Combination or (ii) the date on which the last sale price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period.

(f)             Founder Shares Voting and Redemption. The Purchaser agrees that if the Company seeks stockholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, it shall (i) vote any of the Founder Shares owned by it in favor of any proposed Business Combination (including any proposals recommended by the Company's board of directors in connection with such Business Combination) and (ii) not redeem any Founder Shares owned by it in connection with such stockholder approval. If the Company seeks to consummate a proposed Business Combination by engaging in a tender offer, the Purchaser agrees that it will not sell or tender any Founder Shares owned by it in connection therewith.

(g)            Liquidating Distributions. The Purchaser acknowledges that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account or any other asset of the Company as a result of any liquidation of the Company with respect to the Founder Shares held by it, him or her. The Purchaser hereby further waives, with respect to any Founder Shares held by it, any redemption rights it may have in connection with (A) the consummation of a Business Combination, including, without limitation, any such rights available in the context of a stockholder vote to approve such Business Combination, or (B) a stockholder vote to approve an amendment to the Charter to modify the substance or timing of the Company's obligation to allow redemption in connection with the Company's initial Business Combination or to redeem 100% of the Public Shares if the Company has not consummated a Business Combination within the time period set forth in the Charter or with respect to any other provision relating to stockholders' rights or pre-initial Business Combination activity or in the context of a tender offer made by the Company to purchase Public Shares (although the Purchaser and its affiliates shall be entitled to redemption and liquidation rights with respect to any Public Shares it or they hold if the Company fails to consummate a Business Combination within the time period set forth in the Charter).

(h)            Most Favored Nation. None of the Sponsor, the Company or any of their affiliates will enter into any arrangement, agreement or understanding containing terms relating to the subscription of Founder Shares and/or Private Placement Warrants that are more favorable to the counterparty or offeree than the terms set forth in this Agreement.

7.            General Provisions.

(a)            Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (iii) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt.

All communications sent to the Company shall be sent to:

USA Acquisition Corp.

1 Embarcadero Center

Suite 950

San Francisco, CA 94111

Attn: Edward R. Smith
Email: ted.smith@usaadvisors.com

with a copy to:

Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Attn: Frank Lopez
Email: franklopez@paulhastings.com

All communications to the Purchaser shall be sent to the Purchaser’s mailing address or email address as set forth on the signature page hereto, or to such email address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 7(a).

(b)            No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser or any of its officers, employees or representatives are responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c)            Survival. All of the representations and warranties contained herein shall survive the consummation of the transactions contemplated by this Agreement.

(d)            Entire Agreement. This Agreement, together with any other documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(e)            Successors. All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)            Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

(g)            Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable Law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(h)            Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(i)            Governing Law. This Agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

(j)            Jurisdiction. The parties hereby irrevocably and unconditionally (i) submit to the jurisdiction of the state courts of New York and the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of New York or the United States District Court for the Southern District of New York, and (iii) waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(k)            WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

(l)            Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the prior written consent of the Company, the Sponsor and the Purchaser.

(m)            Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(n)            Expenses. Each of the Company, the Sponsor and the Purchaser will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants. The Company shall be responsible for the fees of its transfer agent, stamp taxes and all of The Depository Trust Company’s fees associated with the issuance of the Securities and the securities issuable upon conversion or exercise of the Securities.

(o)            Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty or covenant.

(p)            Waiver. No waiver by any party hereto of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(q)            Specific Performance. Each party hereto agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by the other party hereto in accordance with the terms hereof and that the such party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

(r)            No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto (and their respective successors and permitted assigns) and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(s)            Confidentiality. Except as may be required by law, regulation or applicable stock exchange listing requirements (but subject in any case to the provisions of Section 6(d) hereof), unless and until the transactions contemplated hereby and the terms hereof are publicly announced or otherwise publicly disclosed by the Company, the parties hereto shall keep confidential and shall not publicly disclose the existence or terms of this Agreement. Notwithstanding the foregoing, the Purchaser shall be permitted to disclose any information to its affiliates and its and their respective directors, officers, employees, advisors, director or indirect owners, agents and representatives, in each case so long as such person or entity has been advised of the confidentiality obligations hereunder; provided that the Purchaser shall be liable for any breach of such confidentiality obligations by any such person or entity.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

COMPANY:

USA ACQUISITION CORP.

By:
Name:
Title:

SPONSOR:

USA SPONSOR ACQUISITION LLC

By:
Name:
Title:

PURCHASER:

[APOLLO ENTITY]

By:
Name:
Title:

Purchaser’s Address for Notices:

[APOLLO ENTITY]
[Address]
Attn: [●]
Email: [●]
with copies to:

Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, NY 10036
Attn: Zachary Wittenberg
Email: zwittenberg@akingump.com

[Signature page to Subscription Agreement]

Schedule A1

Figures correspond to the minimum IPO size of 15,000,000 Public Units as set forth in Section 1(a)(iii) of this Agreement.

Subscribed Securities	Number of Subscribed Securities	Initial Purchase Price
Private Placement Warrants*	402,500	$402,500

*	In the event that the number of shares of Class A Common Stock issued in the IPO is increased for any reason (including, for the avoidance of doubt, because the Over-allotment Option is exercised), the Purchaser agrees to purchase at the IPO Closing or Over-allotment Closing, as applicable, up to an additional $39,375 of Private Placement Warrants in the aggregate at a price of $1.00 per warrant (or up to 39,375 Private Placement Warrants).

[1]	Number of Subscribed Securities to be allocated among Subscribing Parties.

A-1

Schedule B1

Figures correspond to the minimum IPO size of 15,000,000 Public Units as set forth in Section 1(a)(iii) of this Agreement.

Additional Securities	Number of Additional Securities
Founder Shares*	375,000
Private Placement Warrants*	402,500

*	In the event that the number of shares of Class A Common Stock issued in the IPO is increased for any reason (including, for the avoidance of doubt, because the Over-allotment Option is exercised), the Company agrees to issue to the Purchaser:

(i) at the IPO Closing or Over-allotment Closing, as applicable, up to an additional 56,250 of Founder Shares for no consideration, such that the total number of Founder Shares to be issued to the Purchaser remains equal to 10% of the total Founder Shares to be issued and outstanding; and

(ii) at the IPO Closing or Over-allotment Closing, as applicable, up to an additional 39,375 Private Placement Warrants for no consideration, such that the total number of Private Placement Warrants to be issued to the Purchaser pursuant to Section 1(b) remains equal to 5% of the total Private Placement Warrants to be issued and outstanding.

[1]	Number of Additional Securities to be allocated among Subscribing Parties.

B-1